Exhibit 10.3

Consolidated Thoughts Limited

2G, Jalan Bandar 2, Pusat Bandar Puchong, 47100 Puchong, Selangor

CONSOLIDATED THOUGHTS LIMITED

2G, Jalan Bandar 2,

Pusat Bandar Puchong,

47100 Puchong,

Selangor

Date: January 23, 2025

STARBOX GROUP HOLDINGS LTD.

VO2-03-07, Velocity Office 2

Lingkaran SV, Sunway Velocity

55100 Kuala Lumpur

Malaysia

IRACE TECHNOLOGY LIMITED

VO2-03-07, Velocity Office 2

Lingkaran SV, Sunway Velocity

55100 Kuala Lumpur

Malaysia

Dear Sirs,

RE: SOFTWARE PURCHASE AGREEMENT DATED January 23, 2025

We refer to the following documents:

(i)	Software purchase agreement dated January 23, 2025 (“Agreement“) entered into between Aurelius Group Limited (Registration No. 242463) (“Assignor“), Irace Technology Limited (Registration No. 2131768) and Starbox Group Holdings Ltd. (Registration No. 381005); and

(ii)	Deed of Assignment dated January 23, 2025 (“Deed“) entered into between Assignor and the persons named in Schedule 1 of the Deed (the “Assignees“).

The aforementioned documents are appended hereto for your reference. Unless otherwise defined herein, capitalised terms used in this notice shall have the same meanings given to them in the Agreement and the Deed.

We write to notify that, pursuant to the Deed, we have assigned, transferred and conveyed our right and entitlement to receive the Consideration Shares in favour of the Assignees.

Accordingly, we hereby authorise and instruct you to allot and issue the Consideration Shares directly to the Assignees. The number of Consideration Shares to be allotted and issued to each of the Assignees are as specified against each of the Assignees’ names in Schedule 1 of the Deed. Upon your issuance of the Consideration Shares to the Assignees, we agree and acknowledge that your payment obligation in respect of the Purchase Consideration under the Agreement shall be fully satisfied and discharged.

Yours faithfully,

For and on behalf of

CONSOLIDATED THOUGHTS LIMITED

/s/ Kew Wei Sing

Name: Kew Wei Sing

Designation: Director

ACCEPTANCE

We, STARBOX GROUP HOLDINGS LTD. (Registration No. 381005), hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by

For and on behalf of

STARBOX GROUP HOLDINGS LTD.

/s/ Lee Choon Wooi

Name: Lee Choon Wooi

Designation: Chief Executive Officer

Date: January 23, 2025

We, IRACE TECHNOLOGY LIMITED (Registration No. 2131768), hereby acknowledge the receipt of the notice and agree to the terms and conditions as stated in the notice above.

Signed by

For and on behalf of

IRACE TECHNOLOGY LIMITED

/s/ Choo Keam Hui

Name: Choo Keam Hui

Designation: Director

Date: January 23, 2025